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Exhibit 24.1




                               POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of William J. Cadogan, Robert E. Switz and David
F. Fisher, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign a Registration Statement on Form S-8 of ADC Telecommunications, Inc. (the "Company") relating to the registration of 400,000 shares of the Company's Common Stock issuable under the Company's Nonemployee Director Stock Option Plan, and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and with such state securities commissions and other agencies as necessary, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 1st day of April 1997, by the following persons.


    /s/  William J. Cadogan                      /s/  Robert E. Switz
---------------------------------            ---------------------------------
William J. Cadogan                           Robert E. Switz


    /s/  Charles T. Roehrick                     /s/  James C. Castle, Ph.D.
---------------------------------            ---------------------------------
Charles T. Roehrick                          James C. Castle, Ph.D.


    /s/  Thomas E. Holloran                      /s/  B. Kristine Johnson
---------------------------------            ---------------------------------
Thomas E. Holloran                           B. Kristine Johnson


    /s/  Charles W. Oswald                       /s/  Irene M. Qualters
---------------------------------            ---------------------------------
Charles W. Oswald                            Irene M. Qualters


    /s/  Alan E. Ross                            /s/  Jean-Pierre Rosso
---------------------------------            ---------------------------------
Alan E. Ross                                 Jean-Pierre Rosso


    /s/  Donald M. Sullivan                      /s/  Warde F. Wheaton
---------------------------------            ---------------------------------
Donald M. Sullivan                           Warde F. Wheaton


    /s/  John D. Wunsch
---------------------------------
John D. Wunsch